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                                                                    EXHIBIT 23-B

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Veritas DGC Inc. on Form S-3 of our report dated October 10, 1996, appearing in the Annual Report on Form 10-K of Veritas DGC Inc. for the year ended July 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
December 6, 1996